EXHIBIT 99.1

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Forward Looking Statements In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Such factors include, among others: our ability to realize production efficiencies, to achieve reductions in costs and to implement capital expenditures at levels and times planned by management; market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; labor strikes or work stoppages at our facilities or at our key suppliers; financial difficulties of our key suppliers; adoption of new laws or changes in existing laws that may affect the production, licensing, distribution, cost or sale of our products; the final results of investigations and inquiries by the SEC; court approval of the settlement agreement with the UAW and UAW retirees related to the 2007 National Agreement; satisfaction of the conditions to the effectiveness of the post-retirement healthcare benefit plan contemplated by the 2007 National Agreement; changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate; possible downgrades for GMAC or ResCap by rating agencies; GMAC's inability to maintain adequate financing sources for its capital needs; and recent developments in the residential mortgage market, especially in the nonprime sector. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.

© 2008 General Motors Corporation. All Rights Reserved	1

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
MCD_Bankers-Title

© 2008 General Motors Corporation. All Rights Reserved	2

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Today's Topics: 1. The Economic and Industry Environment in the U.S. Remains Challenging 2. Strong Growth Continues Outside the U.S., Fueled by Emerging Markets

© 2008 General Motors Corporation. All Rights Reserved	3

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Current U.S. Industry Outlook Economy expected to rebound in H2, but pace of recovery likely to be sluggish Despite 26-year low consumer sentiment, economic activities outside of housing, auto, and banking have held up better than expected Threat of systematic credit crunch has dissipated with aggressive monetary easing Home prices likely to deteriorate further, but housing/construction drag on economic growth is expected to reduce Exports are still positive driver of growth Industry outlook has been revised to mid 15M - high 15M range for 2008 Higher than expected oil prices is the primary reason for the reduction in the industry outlook; also driving substantial changes in industry mix

© 2008 General Motors Corporation. All Rights Reserved	4

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
2008 April CYTD U.S. Market Conditions U.S. total industry down 8.3% Every major manufacturer down year-over-year, except Honda Industry shift from Trucks to Cars and Crossovers has accelerated GM continues to hold segment-leading share in Large Pickup and Utilities, but sales have been affected by segment declines and lost fleet sales from the American Axle strike Luxury market down 9% CYTD Small, Compact and Mid Cars, and Compact and Mid Crossovers becoming greater portion of Industry mix GM retail performance in Compact Cars, Mid Cars, Mid Lux Cars and Mid Crossovers strong

© 2008 General Motors Corporation. All Rights Reserved	5

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
U.S. Sales and Share Summary: 2008 April CYTD Sales Industry sales down 8.3%; Honda only OEM with sales increase GM sales down 12.6%, partially due to American Axle strike - resulting in 25K lost fleet sales (a portion of which are recoverable) Source: GMIA (as of May 5, 2008) - Industry 100% Reporting April '08 % Chg. vs. Pt. Chg. vs. CYTD Sales Prior Year Share Prior Year GM 1,066,642 -12.6% 21.7% (1.1) Ford 767,912 -9.8% 15.6% (0.3) Chrysler 601,622 -17.6% 12.2% (1.4) Toyota 791,703 -3.3% 16.1% 0.8 Honda 487,822 1.5% 9.9% 0.9 Nissan 346,012 -1.3% 7.0% 0.4 VW 99,660 -0.6% 2.0% 0.1 Hyundai 134,618 -6.1% 2.7% 0.0 Kia 98,280 -1.3% 2.0% 0.1 Other 517,106 -7.4% 10.8% 0.5 Total Industry 4,911,377 -8.3% 100.0% SAAR 15.3

© 2008 General Motors Corporation. All Rights Reserved	6

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Compact Mid Mid Lux Mid Cars Cars Cars Crossovers Chevrolet Cobalt +15.0% Malibu +125% Impala (flat) Pontiac Vibe +23.2% G6 +3.5% G5 +7.4% Buick LaCrosse +0.3% Enclave (up exponentially) GMC Acadia +50.5% Saturn Aura +18.9% Outlook +7.4% Cadillac CTS +48.5% Strong GM 2008 April CYTD Retail Performance (vs. 2007) in Compact/Mid/Mid Lux Cars and Mid Crossovers Source: GM Global Market and Industry Analysis 2008 April CYTD GM Total Retail Car & Crossover Sales Up 3.1% Yellow indicates recent launches

© 2008 General Motors Corporation. All Rights Reserved	7

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
G G G Chevrolet Malibu Launch Update Sales 52,137 retail sales since launch, higher than forecasted objective and 125% over 2007 Average days to turn is 35 Strong retail performance in key conquest markets Residual value at 47% (target = 49%) ATP $4,000 over previous model Advertising / Promotion Malibu's TV ads performed above expected for recognition and brand linkage "Excellent Opinion" up 15 points "Definite Consideration" up 7 points "Vehicle I Aspire to Own" up 10 points Traffic to the Malibu shopping site increased by 77% (over 10M visits to date) PR / Communications Malibu ranked in top five of media attention getters from NAIAS coverage for second year in a row 28 Awards including: 2008 North American Car of the Year, Car and Driver 10 Best Award winner, Automobile Magazine 2008 "All Star", Kelley Blue Book "Best Redesigned Vehicle for 2008"

© 2008 General Motors Corporation. All Rights Reserved	8

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
G G G Cadillac CTS Launch Update Sales 62,504 retail sales since launch, significantly higher than forecasted Average days to turn is 23 Model Year 2008 to date CTS is the #1 selling Mid Lux Car (exceeding ES300, 5-Series and E-Class) Residual value at 48% Base/50% Up Level, target = 49% Advertising / Promotion All CTS Image Measures up from 2006 Q4 to 2008 Q1 "Unaided Ad Awareness" up 7 points (segment leading) "Excellent Opinion" up 9 points "Definite Consideration" up 6 points "1-Year Intentions" up 10 points CTS Web Traffic/Consideration has doubled since launch PR / Communications Numerous awards, including 2008 Motor Trend Car of the Year, Car and Driver 10 Best Award winner, IIHS Top Safety Pick - CTS 2008, North American Car of the Year finalist, 2007 Tech Car of the Year award winner

© 2008 General Motors Corporation. All Rights Reserved	9

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
GM U.S. Average Transaction Prices % Change '04 CY 2004 CY 2005 CY 2006 CY 2007 CY 2008 CYTD vs. '08 CYTD GM Car $20,981 $21,771 $23,017 $22,112 $22,539 6.9% GM Truck $28,503 $27,732 $28,378 $29,963 $29,676 4.0% GM Total $25,838 $25,602 $26,441 $27,188 $26,851 3.8% Toyota Car $21,795 $22,968 $23,084 $23,534 $22,936 5.0% Toyota Truck $28,778 $29,082 $27,971 $28,642 $29,267 1.7% Toyota Total $25,224 $25,733 $25,233 $25,671 $25,567 1.3% Industry Car $22,849 $23,907 $24,356 $24,171 $23,813 4.0% Industry Truck $27,059 $26,986 $27,144 $28,191 $27,970 3.3% Industry Total $25,236 $25,606 $25,830 $26,281 $25,880 2.5% Source: JD Power PIN Data

© 2008 General Motors Corporation. All Rights Reserved	10

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
GM Dealer Inventories Are Lean Source: GM Global Market and Industry Analysis MCD_BANK06_DealerInvent

© 2008 General Motors Corporation. All Rights Reserved	11

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
U.S. Industry Total Light Vehicle Mix Shifting to Cars and Crossovers from Trucks Source: GMIA Data through April month end as of 5-6-08 *Truck does not include Crossover Crossover Includes: Small/Compact MPV, Small SUV, Compact SUV Crossover, Mid SUV Crossover, Compact/Mid Luxury SUV Crossover MCD_BANK11a_TotalLightMix

© 2008 General Motors Corporation. All Rights Reserved	12

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
U.S. GM Total Light Vehicle Mix Also Shifting to Cars and Crossovers from Trucks Source: GMIA Crossover Includes: Small/Compact MPV, Small SUV, Compact SUV Crossover, Mid SUV Crossover, Compact/Mid Luxury SUV Crossover MCD_BANK11b_US_TotalLightMix

© 2008 General Motors Corporation. All Rights Reserved	13

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Immediate Action Plans to Address Mix Shifts Implementing dramatic redesign of initial "Go To Market" plan Focus message on MPG, hybrid, competitive claims Re-express majority of media against key fuel economy messages Relentless delivery of message in digital space Intense focus and resourcing on rebuilding critical GM mid-size car market position led by Malibu, G6, AURA, and Impala GM Mid Car '08 CYTD '07 CYTD '08 O/(U) '07 Retail Sales 94,658 67,691 26,967 Market Share 16.3% 11.7% 4.6%

© 2008 General Motors Corporation. All Rights Reserved	14

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Although We Are in the Middle of a U.S. Auto Industry Down Cycle, It Is Expected that Sales Will Gradually Return to Trend Source: GM Global Market and Industry Analysis MCD_BANK15a_USdowncycle

© 2008 General Motors Corporation. All Rights Reserved	15

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Large Pickups Historically Lead the Industry In and Out of Cycles Large Pickups generally outpace the industry in both directions Last "perfect storm" in 1980-1981 Source: GM Global Market and Industry Analysis MCD_BANK16a_LargePickups Year-Over-Year Total Volume Change

© 2008 General Motors Corporation. All Rights Reserved	16

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Pickups vs. Housing Starts - Similar to 1980-81 Cycle As Economy Recovers, Full-Size Pickup Sales Should Increase Source: GMIA, Census Bureau MCD_BANK17_PickupHousingStart

© 2008 General Motors Corporation. All Rights Reserved	17

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Continued U.S. $ Weakness, Corresponding to Higher Oil Prices Source: GM Global Market and Industry Analysis Since January 2007, increases in oil prices have correlated very closely with value of U.S. dollar This part of recent oil price increase should be viewed as cyclical and should improve as U.S. economy recovers and dollar strengthens MCD_BANK18b_USweakness

© 2008 General Motors Corporation. All Rights Reserved	18

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
U.S. Market Summary Still the most important market - and will remain so Currently below trend - however long-term fundamentals remain positive GM is positioning itself for healthy long-term growth - aggressively shifting portfolio toward cars and crossovers, and building strong brands through strong products

© 2008 General Motors Corporation. All Rights Reserved	19

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Today's Topics: 1. The Economic and Industry Environment in the U.S. Remains Challenging 2. Strong Growth Continues Outside the U.S., Fueled by Emerging Markets

© 2008 General Motors Corporation. All Rights Reserved	20

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Global Industry Sales and Revenue Have Grown Rapidly Between 2002 and 2007 - Led by Strong Growth in Emerging Markets Global vehicle sales have increased by over 13 million units since CY 2002 - to 70.6M units in 2007 (Annual Growth Rate of 3.7%) Industry sales in AP exceeded North America last year... with China alone accounting for 12% of the industry Industry revenue in the last 5 years has grown at an average of 9% per year - $1.3 trillion Industry in 2007 4 of the Top 10 industry markets are emerging markets (Brazil, Russia, India, China)

© 2008 General Motors Corporation. All Rights Reserved	21

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Historical Emerging Markets Performance Industry Sales Units (000s) 2002 2007 % Growth * Includes Mexico, Thailand, Turkey, South Africa, etc. China 3,370 8,470 151% Russia 1,210 2,710 124% Brazil 1,450 2,460 70% India 890 1,990 124% Other* 6,380 11,290 77% Total Emerging 13,300 26,920 102%

© 2008 General Motors Corporation. All Rights Reserved	22

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Against this Global Back-Drop GM Has Become More Diversified... Sales mix in 1997 was 56% U.S. vs. 44% Non- U.S. by 2007 the split was 41% vs. 59% Mix shift has been supported by brisk global growth - Non-U.S. sales up 51% since CY 2002 Notable facts China (1.03M units '07CY) and Brazil (445K units '07CY) have become the 2nd and 3rd largest markets for GM GM sells over 1 million units a year in its LAAM region In 2007 GM set sales records in 3 of its 4 regions

© 2008 General Motors Corporation.All Rights Reserved	23

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
GM Global Sales 2001-2007 CY by Region MCD_BANK18a_GlobSalesReg Source: GM Global Market and Industry Analysis

© 2008 General Motors Corporation. All Rights Reserved	24

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
NA 19,591,600 4,515,842 (3.0)% (6.1)% Europe 23,068,577 2,181,989 5.5% 8.9% LAAM 7,181,155 1,235,913 17.7% 19.4% AP 20,807,558 1,435,780 8.2% 15.1% Global 70,648,890 9,369,524 4.8% 3.0% 2007 Global Industry and GM Vehicle Sales Summary In 2007, GM Growth in Europe, LAAM and AP exceeded industry growth in each of these Regions; GM's decline in NA was partially due to a planned reduction in daily rental sales % Change CY 2007 CY Sales 2007 O/(U) 2006 Industry GM Industry GM North America = U.S., Canada, Mexico, Central America, and Caribbean; LAAM = Latin America, Africa and Middle East

© 2008 General Motors Corporation. All Rights Reserved	25

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
% Chg Q1'08 % Chg Q1'08 Industry O/(U) Q1'07 GM O/(U) Q1'07 Global Industry and GM Vehicle Sales Summary: Q1 2008 vs. Q1 2007 GM Q1 '08 Global Vehicle Sales down slightly due to weakness in NA market (partially affected by lost fleet sales due to Am Axle strike). However, GM Growth in the combined LAAM, AP and Europe Regions outpaced Industry Growth in these Regions. North America = U.S., Canada, Mexico, Central America, and Caribbean; LAAM = Latin America, Africa and Middle East Q1 2008 Sales NA 4,359,001 (7.2)% 947,498 (10.2)% Europe 5,947,220 572,137 LAAM 1,806,417 7.0% 323,376 7.7% AP 5,879,474 410,935 Global 17,992,112 3.2% 2,253,946 (0.6)%

© 2008 General Motors Corporation. All Rights Reserved	26

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Global Economic and Industry Operating Conditions Still Positive Despite Conditions in the U.S. Global economy moderating as bottlenecks like the U.S. housing crisis and global energy/ commodity inflation weigh in Structurally, global economy is healthy and increasingly dynamic Global industry demonstrates 5 years of record growth, and likely to remain healthy

© 2008 General Motors Corporation. All Rights Reserved	27

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Global Vehicle Sales Are Expected to Rise Sharply to 84.6M by 2012 Source: GM Global Market and Industry Analysis MCD_BANK05_GloVehSales

© 2008 General Motors Corporation. All Rights Reserved	28

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Economic and Industry Growth by Region - 2007-2012 Global GDP growth will average 3.3% and global vehicle sales will rise by 13.9 million units to 84.6 million - both led by AP Source: GM Global Market and Industry Analysis MCD_BANK11_EcoIndGrowth

© 2008 General Motors Corporation. All Rights Reserved	29

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Mature and Emerging Market Volumes Emerging markets account for 81% of the growth between 2007 and 2012 Developed markets are U.S., Canada, W. Europe, Japan, Australia, South Korea, Hong Kong, Singapore and Taiwan Emerging markets include China, India, Indonesia, Malaysia, Thailand, Brazil, Mexico, Poland, Russia, Turkey, and South Africa Source: GM Global Market and Industry Analysis MCD_BANK12a_MatureEmergMarkets

© 2008 General Motors Corporation. All Rights Reserved	30

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Longer-Term Industry Growth Is Expected in all Regions - with Explosive Growth in AP Source: GM Global Market and Industry Analysis MCD_BANK07_03_IndSalesReg

© 2008 General Motors Corporation. All Rights Reserved	31

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
Summation Global economic expansion has slowed but remains steady Emerging markets continue to post records despite weakness in U.S. industry Rising oil prices a challenge to industry growth GM continues to focus on "getting the fundamentals correct," diversifying our footprint, and growing aggressively in emerging markets U.S. is still the most important market... long-term fundamentals remain positive GM is positioning itself for healthy long-term growth - strong products that build strong Brands tailored to meet customer needs in each of the four global regions

© 2008 General Motors Corporation. All Rights Reserved	32

2008 GM Banker & Insurance Conference	M. DiGiovanni	May 13, 2008
RAL_Wash02

© 2008 General Motors Corporation. All Rights Reserved	33

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Forward Looking Statements In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Such factors include, among others: our ability to realize production efficiencies, to achieve reductions in costs and to implement capital expenditures at levels and times planned by management; market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; labor strikes or work stoppages at our facilities or at our key suppliers; financial difficulties of our key suppliers; adoption of new laws or changes in existing laws that may affect the production, licensing, distribution, cost or sale of our products; the final results of investigations and inquiries by the SEC; court approval of the settlement agreement with the UAW and UAW retirees related to the 2007 National Agreement; satisfaction of the conditions to the effectiveness of the post-retirement healthcare benefit plan contemplated by the 2007 National Agreement; changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate; possible downgrades for GMAC or ResCap by rating agencies; GMAC's inability to maintain adequate financing sources for its capital needs; and recent developments in the residential mortgage market, especially in the nonprime sector. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.

© 2008 General Motors Corporation. All Rights Reserved	1

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
FAH_BANK-Title

© 2008 General Motors Corporation. All Rights Reserved	2

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Agenda Key Priorities and GM Operating Strategies GM Product Strategies Other Key Issues Global Technology Leadership

© 2008 General Motors Corporation. All Rights Reserved	3

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Financial Accomplishments: 2005- 2007 Grew aggressively and profitably in emerging markets $9B structural cost taken out Tackled tough risk factors UAW labor agreement largely eliminates health care inflation risk Continued reduction of GMNA capacity Improved adjusted earnings and cash flow Stage set for significant mid-term earnings improvement

© 2008 General Motors Corporation. All Rights Reserved	4

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
2005-2007 Adjusted Financial Results $ Billions 2005 2006 2007 GMNA (7.4) (1.6) (1.5) GME (0.5) 0.4 0.1 GMLAAM 0.2 0.6 1.3 GMAP 0.4 0.4 0.7 Total Auto Earnings Before Tax (7.3) (0.3) 0.6 GMAC Earnings Before Tax 4.2 2.2 (1.1) Corp. Other Earnings Before Tax (1.4) (1.2) (0.8) Total Earnings Before Tax (4.5) 0.6 (1.4) Taxes 1.0 1.1 1.1 Total Net Income from Cont. Ops. (3.5) 1.7 (0.3) Discontinued Ops. - Allison Transmission 0.3 0.4 0.3 Total GM Net Income (3.2) 2.2 (0.0) Worldwide Production (000's) 9.1 9.2 9.3 Global Market Share 14.1% 13.5% 13.3% Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	5

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
2008 Key Priorities Continue to execute great products Build strong brands and distribution channels Execute additional cost reduction initiatives Emerging markets growth Advanced propulsion leadership Running the business globally

© 2008 General Motors Corporation. All Rights Reserved	6

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
GM Operating Strategies Developed Markets Emerging Markets Perfect launches Leading quality Strong brands Product execution/quality Lower cost portfolio Strong brands & distribution Manage "bad" costs Capacity/supplier footprint changes Cost efficient capacity expansion Lower structural cost as % of revenue Leverage global architectures and global sourcing Lead in advanced technology development Revenue & Contribution Margin Cost Managemen t

© 2008 General Motors Corporation. All Rights Reserved	7

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
North America Turnaround GMNA financial results deteriorated in Q1 2008 due to significant weakness in the U.S. Industry and impact of the American Axle strike Strong acceptance of new product launches Key turnaround strategies remain unchanged Execute great products Leading design & quality is key Build strong brands Special focus on key car segments Strengthen distribution Accelerate 4 channel strategy Additional cost reduction Implement labor contracts

© 2008 General Motors Corporation. All Rights Reserved	8

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
U.S. Market Challenges Credit market environment continues to evolve, and banks continue to tighten lending standards High gasoline prices driving mix shift from trucks to cars Overall industry clearly under pressure GM revised outlook for 2008 U.S. total industry to mid-to-high 15 million units Q1 industry consistent with GM outlook and plan, but see more 2008 downside risk than upside opportunity

© 2008 General Motors Corporation. All Rights Reserved	9

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Strategies in Other Markets Europe New assembly plant in Russia to support growth Fully leverage GMDAT to support growth of Chevrolet Continued focus on multi-brand strategy and quality of share Further progress on shifting manufacturing footprint to low-cost

© 2008 General Motors Corporation. All Rights Reserved	10

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Strategies in Other Markets Latin America/Africa/Middle East Grow! New powertrain plant in Brazil to increase capacity of existing assembly plants Continue to fill portfolio gaps and optimize pricing Maximize capacity to cost efficiently support growth

© 2008 General Motors Corporation. All Rights Reserved	11

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Strategies in Other Markets Asia Pacific Rapidly grow in India and pursue growth in ASEAN markets; new powertrain plant there New powertrain plant in China Continue to grow in China via multi-brand strategy Improve material cost via increased localization Expand "lower cost" product portfolio Work with partners to increase capacity

© 2008 General Motors Corporation. All Rights Reserved	12

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Agenda Key Priorities and GM Operating Strategies GM Product Strategies Other Key Issues Global Technology Leadership

© 2008 General Motors Corporation. All Rights Reserved	13

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Agenda Key Priorities and GM Operating Strategies GM Product Strategies Other Key Issues Global Technology Leadership

© 2008 General Motors Corporation. All Rights Reserved	14

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
GMAC - Q2 2008 Initiatives Refinancing existing GMAC and ResCap bank facilities and pursuing strategic alternatives to ensure liquidity GMAC negotiating 2-year $3.5B senior secured credit facility to ResCap, conditioned on successful completion of ResCap's current debt tender and exchange offer GM and Cerberus are in discussions to acquire pro rata shared $750M first loss participation in proposed facility Restructuring of North American Auto Finance operations Restructuring and divesting assets at ResCap Restructuring ownership of GMAC Insurance Formalizing and growing GMAC Bank

© 2008 General Motors Corporation. All Rights Reserved	15

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Delphi Delphi unable to emerge under its Plan of Reorganization, as Plan Investors terminated their investment agreement on April 4 GM-Delphi Settlement Agreements and agreements with Delphi's labor unions remain in place but are not generally effective GM will agree to advance up to $650M to Delphi during 2008 in anticipation of effectiveness of the GM-Delphi Settlement Agreements Within amount GM would have paid had Delphi emerged from bankruptcy Would be concurrent with Delphi DIP extension GM would receive an administrative claim for advances GM continues to work with Delphi and its stakeholders to facilitate Delphi's efforts to emerge from bankruptcy

© 2008 General Motors Corporation. All Rights Reserved	16

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
American Axle Strike Through end of April, GMNA incurred production losses related to American Axle strike of approximately 230K units Q1 financial impact of approximately $0.8B EBT To date, strike has had minimal impact on GM's ability to meet customer demands GM will continue to proactively manage schedules across plants to maintain production to the extent possible GM recently agreed to fund up to $200M to help facilitate a settlement of the work stoppage

© 2008 General Motors Corporation. All Rights Reserved	17

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Agenda Key Priorities and GM Operating Strategies GM Product Strategies Other Key Issues Global Technology Leadership

© 2008 General Motors Corporation. All Rights Reserved	18

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Global Technology Leadership Advanced Propulsion FAH_BANK32-Propulsion

© 2008 General Motors Corporation. All Rights Reserved	19

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Why an Extended-Range Electric Vehicle? Based on OmniStats Data posted by the U.S. Bureau of Transportation FAH_BANK37-ExtendedRange Typical One-Way Miles from Home to Work

© 2008 General Motors Corporation. All Rights Reserved	20

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
RAL_API21 Project Driveway Largest fuel cell vehicle market test 100+ vehicles in the hands of customers

© 2008 General Motors Corporation. All Rights Reserved	21

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
RAL_API22

© 2008 General Motors Corporation. All Rights Reserved	22

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
Summary Stay focused on our key priorities, operating strategies, and business results Mitigate risks associated with GMAC/ ResCap, Delphi and American Axle Drive global technology leadership

© 2008 General Motors Corporation. All Rights Reserved	23

2008 GM Banker & Insurance Conference	F. Henderson	May 13, 2008
RAL_Wash02

© 2008 General Motors Corporation. All Rights Reserved	24

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
Forward Looking Statements In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Such factors include, among others: our ability to realize production efficiencies, to achieve reductions in costs and to implement capital expenditures at levels and times planned by management; market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; labor strikes or work stoppages at our facilities or at our key suppliers; financial difficulties of our key suppliers; adoption of new laws or changes in existing laws that may affect the production, licensing, distribution, cost or sale of our products; the final results of investigations and inquiries by the SEC; court approval of the settlement agreement with the UAW and UAW retirees related to the 2007 National Agreement; satisfaction of the conditions to the effectiveness of the post-retirement healthcare benefit plan contemplated by the 2007 National Agreement; changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate; possible downgrades for GMAC or ResCap by rating agencies; GMAC's inability to maintain adequate financing sources for its capital needs; and recent developments in the residential mortgage market, especially in the nonprime sector. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.

© 2008 General Motors Corporation. All Rights Reserved	1

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK-Title

© 2008 General Motors Corporation. All Rights Reserved	2

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK02 E-Flex Mission Independence From Petroleum Energy Diversity Technology Leadership Electrification of the vehicle Great Product 40 Miles emission free driving with unmatched performance Shift Public Perception Radically

© 2008 General Motors Corporation. All Rights Reserved	3

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK03 Propulsion Category NEW Extended Range Electric Vehicle E-REV

© 2008 General Motors Corporation. All Rights Reserved	4

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK04 Overcoming

© 2008 General Motors Corporation. All Rights Reserved	5

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK05 Typical Commute 40 Miles Is the Key

© 2008 General Motors Corporation. All Rights Reserved	6

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK06 Gasoline tailpipe emissions

© 2008 General Motors Corporation. All Rights Reserved	7

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK07 Battery ELECTRIC DRIVE of EXTENDED RANGE driving

© 2008 General Motors Corporation. All Rights Reserved	8

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
Home Heating System Central Air Conditioning Refrigerator/Freezer Water Heater Clothes Dryer Lighting 3,524 kWh 2,796 kWh 2,610 kWh 2,552 kWh 2,520 KWh 1,079 kWh 940 kWh RFW_BANK20 How Does a Chevrolet Volt Compare? Annual Energy Usage - Electrical Appliances 2,520 KWh

© 2008 General Motors Corporation. All Rights Reserved	9

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK10

© 2008 General Motors Corporation. All Rights Reserved	10

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK11 Off-Peak Charging

© 2008 General Motors Corporation. All Rights Reserved	11

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK12 Benefits

© 2008 General Motors Corporation. All Rights Reserved	12

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK09 Spirited Performance 120 Kw of power 370 Nm of torque 161 km/h (100 mph) top speed Acceleration 0-60 in about 9 seconds 0-30 comparable to CTS

© 2008 General Motors Corporation. All Rights Reserved	13

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
Program Status RFW_15a E-Flex has HIGHEST priority E-Flex is NOT a research project

© 2008 General Motors Corporation. All Rights Reserved	14

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
Managing Risk Engineering, not invention Overall thermal systems management Managing costs for 1st generation technology Speed - simultaneous development of vehicle and technology to be 1st in 2010 Making lithium-ion technology production ready in a durable 16 kWh battery

© 2008 General Motors Corporation. All Rights Reserved	15

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK15 The Battery Challenge Lithium-Ion Battery Pack 16 kWh High energy High power Efficiently packaged Reasonable cost

© 2008 General Motors Corporation. All Rights Reserved	16

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK18 Leading a Transformation in the Industry

© 2008 General Motors Corporation. All Rights Reserved	17

2008 GM Banker & Insurance Conference	F. Weber	May 13, 2008
RFW_BANK19

© 2008 General Motors Corporation. All Rights Reserved	18

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Forward Looking Statements In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Such factors include, among others: our ability to realize production efficiencies, to achieve reductions in costs and to implement capital expenditures at levels and times planned by management; market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; labor strikes or work stoppages at our facilities or at our key suppliers; financial difficulties of our key suppliers; adoption of new laws or changes in existing laws that may affect the production, licensing, distribution, cost or sale of our products; the final results of investigations and inquiries by the SEC; court approval of the settlement agreement with the UAW and UAW retirees related to the 2007 National Agreement; satisfaction of the conditions to the effectiveness of the post-retirement healthcare benefit plan contemplated by the 2007 National Agreement; changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate; possible downgrades for GMAC or ResCap by rating agencies; GMAC's inability to maintain adequate financing sources for its capital needs; and recent developments in the residential mortgage market, especially in the nonprime sector. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.

© 2008 General Motors Corporation. All Rights Reserved	1

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
RGY_NYMS-Title

© 2008 General Motors Corporation. All Rights Reserved	2

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Agenda Q1 2008 Sales Highlights Q1 2008 Financial Highlights Downturn Planning Longer-term Outlook

© 2008 General Motors Corporation. All Rights Reserved	3

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Q1 2008 Sales Highlights Global market share of 12.5%, down 0.5 p.p. vs. Q1 2007, driven by weak GMNA sales Record GM sales in 3 of 4 regions driven largely by emerging markets growth Record unit sales at LAAM and China Record first-quarter unit sales at GME Russia and India, up 78% and 58%, respectively 64% of unit sales generated outside the U.S. GM share of 9.6% outside GMNA, up 0.1 p.p. vs. Q1 2007

© 2008 General Motors Corporation. All Rights Reserved	4

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Q1 Sales in U.S. and BRIC Markets Industry Industry Growth GM Share GM Share Growth Outlook Q1 2008 Q1 2008 vs. Q1 2007 2007-2012 U.S. (8.8)% 22.1% (0.7) p.p. 8% Brazil 31% 20.9% 0.7 p.p. 17% Russia 37% 12.1% 2.8 p.p. 40% India 7% 3.1% 1.0 p.p. 86% China 17% 12.8% (1.2) p.p. 67% Total Emerging 17% 12.2% 0.1 p.p. 41%

© 2008 General Motors Corporation. All Rights Reserved	5

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Agenda Q1 2008 Sales Highlights Q1 2008 Financial Highlights Downturn Planning Longer-term Outlook

© 2008 General Motors Corporation. All Rights Reserved	6

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Q1 2008 Financial Highlights GAAP net loss of $(3.3)B, $(5.74) EPS Adjusted automotive earnings before tax (EBT) of $0.4B, up $0.2B vs. Q1 2007 (excluding Allison results) GMLAAM EBT all-time quarterly record Strong results at GME and GMAP Adjusted net loss of $(350) million, $(0.62) EPS, excluding special items Adjusted GMAC results recognized by GM of $(0.3)B Adjusted automotive operating cash flow of $(3.6)B Q1 gross automotive liquidity of $23.9B Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	7

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
GMNA (0.3) (0.6) (0.3) GME 0.1 0.2 0.1 GMLAAM 0.3 0.5 0.3 GMAP 0.2 0.3 0.1 Total Automotive EBT 0.2 0.4 0.2 GMAC (0.1) (0.3) (0.1) Corporate Other (0.2) (0.2) (0.1) Total EBT (0.1) (0.1) (0.0) Taxes 0.0 (0.3) (0.3) Discontinued Ops. - Allison 0.1 --- (0.1) Total GM Net Income 0.1 (0.4) (0.4) EPS - Basic/Diluted $0.17 $(0.62) $(0.79) First Quarter Adjusted Results 2008 Fav/(Unfav) $ Billions 2007 2008 2007 Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	8

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
First Quarter Special Items $ Billions EPS Adjusted Net Income (0.4) $(0.62) Pre-Tax Adjustments GMAC Impairment (1.5) Restructuring Related (0.3) Delphi (0.7) Tax-Related Adjustments DTA Valuation Allowance (0.4) Total Adjustments (2.9) GAAP Net Income (3.3) $(5.74) Exclusion of special Items useful for: Management to measure operations Comparisons between reporting periods Investors to measure and assess company's core performance

© 2008 General Motors Corporation. All Rights Reserved	9

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Revenue 28,057 24,543 (3,514) EBT (269) (611) (342) North America: Production Volume (000) 1,063 885 (178) Market Share 22.5% 21.7% (0.8) p.p. United States: Industry SAAR (Mil.) 16.9 15.6 (1.3) Market Share 22.8% 22.1% (0.7) p.p. Dealer Inventory (000) 1,079 875 204 2008 Fav/(Unfav) $ Billions 2007 2008 2007 GMNA First Quarter Adjusted Results Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	10

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
GMNA Adjusted EBT - 2008 vs. 2007 $ Billions - Continuing Operations Only Q1 2007 Earnings Before Tax $(0.3) Volume (1.1) Mix (0.1) Price (0.5) Net Material 0.1 Pension/OPEB/Manufacturing 0.5 Hedging/Exchange 0.8 2008 Earnings Before Tax $(0.6) Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	11

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Overview of Other Regions $1B of adjusted automotive EBT generated in other regions GM automotive revenue up +20% outside North America on unit sales records in all overseas regions 48% of global auto revenue generated in GME / GMLAAM / GMAP

© 2008 General Motors Corporation. All Rights Reserved	12

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
GME First Quarter Adjusted Results $ Millions Q1 2007 Q1 2008 Fav/(Unfav) GME revenue up 17% and adjusted EBT up $137 million Continued material performance and warranty improvements Commodity one-time hedging gains offset by unfavorable FX Competitive pricing pressure, especially in Germany Revenue 8,471 9,909 1,438 Share 9.7% 9.6% (0.1) p.p. EBT 61 198 137 Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	13

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
GMLAAM First Quarter Adjusted Results $ Millions Q1 2007 Q1 2008 Fav/(Unfav) Revenue 3,577 4,763 1,186 Share 16.7% 17.9% 1.2 p.p. EBT 254 517 263 GMLAAM revenue up by 33% and EBT doubled on continued strong industry growth and GM share gains Strong growth and all-time record profit driven by share gains (highest share in 18 years) Outpacing robust industry growth in Brazil, GM volume up 36% Y-o-Y with share gain of 0.7 p.p. Improvement in mix and pricing Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	14

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
GMAP First Quarter Adjusted Results $ Millions Q1 2007 Q1 2008 Fav/(Unfav) Revenue 4,568 5,477 909 Share 7.2% 7.0% (0.2) p.p. EBT 192 286 94 GMAP revenue and EBT up strongly due to volume growth Record revenues in the region Improved results on increased profits in most countries, including China, Thailand and India Significantly improved results at Holden GMAP results include sales of GMDAT-exported Chevrolets Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	15

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
GMAC First Quarter Results O/(U) $ Millions Q1 2008 Q1 2007 Global Automotive Finance 258 (140) Insurance 132 (11) Other (120) (184) Net Insurance Ex. Res. Mortgage 270 (335) Residential Mortgage (859) 51 Net Income/(Loss) (589) (284) Memo: GM Share (EBT Basis) (276) (142) Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	16

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Cash Flow/Liquidity Q1 2008 adjusted automotive OCF of $(3.6)B $(2.1)B estimated American Axle strike impact, of which $(1.3)B related to managed working capital and accrued expenses Remaining attributed to lower volume due to weakness in U.S. industry conditions Liquidity position of $23.9B and net liquidity of $(16.2)B vs. $(12.1)B at year-end 2007, due to lower Q1 2008 cash balance Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

© 2008 General Motors Corporation. All Rights Reserved	17

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Agenda Q1 2008 Sales Highlights Q1 2008 Financial Highlights Downturn Planning Longer-term Outlook

© 2008 General Motors Corporation. All Rights Reserved	18

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
U.S. Industry Assessment Higher fuel prices Lower consumer sentiment Weaker credit market Lower U.S. Industry Outlook and Tougher Mix

© 2008 General Motors Corporation. All Rights Reserved	19

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Managing Liquidity in a U.S. Industry Downturn Ahead of a possible downturn, should target liquidity of at least $18-20B and access to $4-5B of credit lines Currently in a downturn, with Q1-end liquidity of about $24B and access to approximately $7B of undrawn U.S. committed credit facilities Confident of liquidity cushion through CY 2008 Adequate to sustain global automotive operations, $8B+ of capital expenditure and special attrition program If current adverse economic conditions persist or deteriorate further, we would consider a wide range of possible actions to reduce our funding needs and to obtain additional liquidity

© 2008 General Motors Corporation. All Rights Reserved	20

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Agenda Q1 2008 Sales Highlights Q1 2008 Financial Highlights Downturn Planning Longer-term Outlook

© 2008 General Motors Corporation. All Rights Reserved	21

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Hourly People Cost Reduction RGY_Bank21_U.S.HoursPeopleCost Another ~ $5B Improvement by 2011 U.S. Hourly People Cost (including Legacy)

© 2008 General Motors Corporation. All Rights Reserved	22

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Opportunities Full impact of labor contract $4B-$5B Delphi-related cost reduction ~$0.5B U.S. industry returns to trend ~$1-1.5B Pricing for stronger brands Material cost reductions Improved GMAC performance Further emerging markets growth Mid-term Outlook - 2010/11 Downside Risks U.S. industry mix shift Regulatory costs increase Continued competitive environment Pricing, new entries

© 2008 General Motors Corporation. All Rights Reserved	23

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
Summary More challenging 2008 U.S. environment Must view this as an opportunity Growing aggressively in overseas and emerging markets Addressing special issues is key priority Set stage for mid-term earnings improvement

© 2008 General Motors Corporation. All Rights Reserved	24

2008 GM Banker & Insurance Conference	R. Young	May 13, 2008
RAL_Wash02

© 2008 General Motors Corporation. All Rights Reserved	25